SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the Securities
                                 Exchange Act of 1934


          Date  of Report  (Date of earliest  event reported):  October 29,
          1997

                            American Italian Pasta Company
                (Exact name of registrant as specified in its charter)

                   Delaware              001-13403         84-1032638
          (State or other jurisdiction  (Commission    (IRS Employer
               of incorporation)        File Number)   Identification No.)


          Address of principal executive offices: 1000 Italian Way
                                                  Excelsior   Springs,   MO
          64024

          Registrant's telephone number,  including area code:   (816) 502-
          6000

          ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

                         Not applicable.

          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                         Not applicable.

          ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

                         Not applicable.

          ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                         Not applicable.

          ITEM 5.   OTHER EVENTS.

               In accordance with provisions included in the Private Securities Litigation Reform Act of 1995, American Italian Pasta Company (the "Company") is filing this Current Report on Form 8-K, which sets forth on Exhibit 99 cautionary statements identifying significant factors that could cause the Company's actual operating results or management's plans to materially differ from those projected in any forward-looking statements, whether oral or written, made by or on behalf of the Company.

          ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                         Not applicable.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibit No.  Document

              99 Certain cautionary statements for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 is attached hereto as Exhibit 99.

          ITEM 8.   CHANGE IN FISCAL YEAR.

                         Not applicable.

          ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                         Not applicable.



                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American Italian Pasta Company


          Date:  October 29, 1997       /s/  David E. Watson
                                             Executive  Vice  President and
                                             Chief Financial Officer